J.P. Morgan Mortgage Trust 2022-5 ABS-15G

Exhibit 99.21

JPMMT 2022-5 J.P. Morgan

Wipro Opus Risk Solutions, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

JPMMT 2022-5

Executive Narrative

April 19, 2022

Performed by

Wipro Opus Risk Solutions, LLC

For

J.P. Morgan

The report summarizes the results of a due diligence review performed on a pool of 393 loans purchased by J.P. Morgan Mortgage Acquisition Corp (“Customer”) from a client of Wipro Opus Risk Solutions, LLC (“Consultant”). Consultant performed a detailed compliance and credit review of all loans, and the diligence results were provided to the Customer under the terms of a reliance letter.

Three hundred ninety (390) loans had application dates on or after March 1, 2021.  The Client requested the Consultant review three hundred ninety (390) loans under Option 1 of the “SFA Approach to TPR Reviews for Verification Safe Harbor under General QM Rule” published November 2021 by the Structured Finance Association. In accordance with Option 1, the Client (1) provided the Consultant with the “Fannie Mae Selling Guide” published June 3, 2020 enumerated in the official interpretation of General QM Amendments effective on March 1, 2021 as revisions to Regulation Z; and, (2) requested the Consultant review to the verification standards in Sections B3-3 to B3-6 of the FNMA guide for Consultant’s determination of whether loans meet the safe harbor for compliance with specified external verification standards, known as Verification Safe Harbor. The Consultant reviewed three hundred forty-eight (348) loans to the applicable verification standards in Fannie Mae Selling Guide published June 3, 2020 Sections B3-3 to B3-6 and determined that three hundred forty-eight (348) loans met the verification documentation requirements and indicated as “Qualified Mortgages – Verified Safe Harbor.” Forty-two (42) loans had application dates on or after March 1, 2021 and were underwritten to Client-provided underwriting guides. The forty-two (42) loans were underwritten to Client-provided underwriting guides and were identified as Qualified Mortgages – Non Verified Safe Harbor.

There were three (3) loans with an application date prior to March 1, 2021. The three (3) loans were underwritten to Client-provided underwriting guides including Appendix Q and was identified as a Qualified Mortgage.

Consultant was established in 2005. Consultant was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Jumbo Prime, and Agency Conforming High Balance - Securitization

1.	Credit Qualification

A re-underwriting review was conducted in order to verify that the requisite underwriting guidelines as specified by the Client were met. Confirmation of the loan terms was performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review consisted of the following:

1.1	Guidelines

Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.

1.2	Employment

Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client-provided underwriting guidelines.

1.3	Income

Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client-provided underwriting guidelines.

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1.4	Assets

Confirm the presence of adequate asset documentation to comply with the Client-provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.

1.5	Debt Ratio

Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client-provided underwriting guidelines and regulatory requirements.

1.6	Property Valuation

Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client-provided underwriting guidelines.

1.7	Loan-to-Value Ratio

Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client-provided underwriting guideline and regulatory requirements.

1.8	Credit History

Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client-provided underwriting guideline requirements.

1.9	Credit Scores

Verify that borrower(s) meet minimum credit score requirements of the Client-provided underwriting guidelines

1.10	Compensating Factors

Verify exceptions to the Client-provided underwriting guidelines are documented and reasonable.

2.	Document Review

A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

2.1	Collateral Docs
2.1.1	Title Commitment / Policy

Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.

2.1.2	Mortgage Note / Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addenda and endorsements are present and duly executed.

2.1.3	Mortgage / Deed of Trust

Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addenda and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording.  If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage / Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.

2.1.4	Conveyance Deed

Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

2.2	Closing Docs
2.2.1	Final Hud-1 Settlement Statement

If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.

2.2.2	Final Truth-in-Lending Disclosure

If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.

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2.2.3	Notice of Right to Cancel

If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.

3.2.4 If required verify the presence of the current Loan Estimate (LE) at the time of origination

3.2.5 If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

2.3	Credit Docs
2.3.1	Loan Application

Verify the presence and completeness of both the initial and final loan applications.

2.3.2	Underwriting Worksheet

Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.

2.3.3	Credit Report

Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client-provided underwriting guidelines.

2.3.4	Housing Payment History

In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.

2.3.5	Letters of Explanation

When Letters of Explanation are required by the Client-provided underwriting guidelines, verify the presence of any such letters in the loan file.

2.3.6	Gift Letters

When Gift Letters are required by the Client-provided underwriting guidelines, verify the presence of any such letters in the loan file.

2.3.7	Income Documentation

Verify the presence of income and employment related documentation required by the Client-provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

2.3.8	Asset Documentation

Verify the presence of asset documentation required by the Client-provided underwriting guidelines in the loan file.

2.3.9	Property Valuation Tools

Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client-provided underwriting guidelines.

2.3.10	Proof of Insurance

Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client-provided underwriting guidelines.

3.	Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

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3.1	Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).

“S.A.F.E Mortgage Licensing Act: Consultant performed a search of the mortgage loan originator and of the loan officer (“MLO”) in the www.nmlsconsumeraccess.org database in order to confirm that the MLO were appropriately licensed at the time of the mortgage loan’s origination and closing.

3.2	Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

3.3	MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

3.3.1	Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
3.3.2	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
3.3.3	7-Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
3.3.4	3-Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.
3.3.5	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

3.4	Home Ownership Equity Protection Act (HOEPA) testing, to include:

3.4.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
3.4.2	Points and Fees test [HOEPA (§1026.32(a)(2))]
3.4.3	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
3.4.4	Review and confirm documentation type (i.e. full, stated, no ratio)
3.4.5	Review for evidence of prepayment penalty
3.4.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address

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the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

3.5	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X.  The RESPA/Regulation X review will consist of the following:

3.5.1	Good Faith Estimate (GFE):
3.5.2	Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.3	Confirm the presence of the current GFE form in effect at the time of origination.
3.5.4	Verify the GFE was provided to the borrower(s) within three days of “Application”.
3.5.5	Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
3.5.5.1	Borrower(s) First and Last Name
3.5.5.2	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
3.5.5.3	Subject Property Address (including “To Be Determined”)
3.5.5.4	Mortgage Loan Amount Sought
3.5.5.5	Estimation of Property Value
3.5.5.6	Monthly Income
3.5.5.7	Any other requirement as defined in the lender’s policies and procedures
3.5.6	Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
3.5.7	Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
3.5.8	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
3.5.9	Change of Circumstance Definition:
3.5.9.1	Acts of God, war, disaster or other emergency;
3.5.9.2	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
3.5.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or
3.5.9.4	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
3.5.9.5	In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.
3.5.9.6	Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
3.5.10	Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.10.1	Confirm the presence of the current applicable Final HUD-1 form
3.5.10.2	Confirm the Final HUD-1 accurately lists all broker and YSP fees.

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3.5.11	Good Faith Estimate (GFE) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
3.5.11.1.1	Origination Charge
3.5.11.1.2	Credit or Charge for Interest Rate Chosen
3.5.11.1.3	Adjusted Origination Charge
3.5.11.1.4	Transfer Taxes
3.5.11.2	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
3.5.11.2.1	Lender-required settlement services (lender selects third-party provider);
3.5.11.2.2	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
3.5.11.2.3	Government recording charges
3.5.12	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
3.5.13	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
3.5.14	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
3.5.15	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

3.6	QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

3.6.1	Ability-to-Repay:

3.6.1.1	Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.
3.6.1.2	Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third-party records/documentation/images:
3.6.1.2.1	Income and assets
3.6.1.2.2	Current employment status
3.6.1.2.3	Monthly qualifying mortgage payment for the proposed loan
3.6.1.2.4	Monthly payment on any simultaneous loans
3.6.1.2.5	Monthly payment for mortgage related obligations for the proposed loans

3.6.1.2.6	Debts, alimony and child support
3.6.1.2.7	Qualifying monthly DTI and residual income
3.6.1.2.8	Credit history

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3.6.1.3	If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.
3.6.1.4	ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

3.6.2	Qualified Mortgage

Consultant’s scope includes review of all available QM types:

•	Legacy QM (for applications taken on or after January 10, 2014 until September 30, 2022);
•	Revised QM (for applications taken on or after March 1, 2021);
•	Agency QM (for applications taken on or after January 10, 2014 until June 30, 2021);
•	Agency QM with APOR (for applications taken on or after July 1, 2021); and
•	Government QM (for applications taken on or after January 10, 2014).

3.6.3	Generally Applicable Factor

The following factors are reviewed for Legacy, Revised and Agency QM categories:

•	REGULAR PAYMENTS. Provides for regular periodic payments that are substantially equal, except for the effect of certain interest rate changes for adjustable or step rates.

• TERM. Loan term does not exceed 30 years.

•	POINTS AND FEES. Points and fees do not exceed the applicable threshold for the appropriate loan amount.

QM Rules Points and Fees Testing.

(A) Points and fees include:

o	Finance charges, unless excluded;
o	The portion of upfront private mortgage insurance that exceeds FHA premiums;
o	Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing;
o	Real estate-related fees if the creditor receives direct or indirect compensation in connection with the fee or charge, the fee or charge is paid to a creditor affiliate or the fee or charge is not reasonable;
o	Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments;
o	Maximum prepayment penalty; and
o	Prepayment penalty paid in a refinance.

(B) Points and fees exclude:

o	Interest;
o	Bona fide third-party charges not retained by the creditor;
o	Government mortgage insurance premiums;
o	Private mortgage insurance premiums up to an amount equal to government insurance premiums;
o	Up to two bona fide discount points if the interest before the discount does not exceed APOR by 1% based on a calculation that is consistent with established industry practices for determining

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the amount of reduction in the interest rate or time-price differential appropriate for the amount of discount points paid by the consumer; if no discount points excluded up to one bona fide discount point if the loan’s interest rate before the discount does not exceed APOR 2%; and

o	Sellers points.

(C) A loan is a QM loan if the points and fees do not exceed (values marked with “*” are indexed for inflation):

o	3 percent of the total loan amount for a loan greater than or equal to $100,000*;
o	$3,000* for a loan greater than or equal to $60,000* but less than $100,000*;
o	5 percent of the total loan amount for a loan greater than or equal to $20,000* but less than $60,000*;
o	$1,000* for a loan greater than or equal to $12,500* but less than $20,000*;
o	8 percent of the total loan amount for a loan less than $12,500*

3.6.4	Legacy QM

In addition to the Generally Applicable Factors above, all Legacy QM loans must meet the following:

•	Monthly Payment. The amount of the monthly payment on the loan is calculated using the maximum rate that may apply during the first five years and considers the monthly payment for simultaneous loans and mortgage obligations.

•	Appendix Q. Considers and verifies income, assets, employment, and debts in accordance with Appendix Q.

•	DTI. The DTI ratio of total monthly debt to total monthly income does not exceed 43 percent.

Verified. Only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

3.6.5	Revised QM

In addition to the Generally Applicable Factors above, all Revised QM loans must meet the following:

3.6.5.1       Monthly Payment.

The amount of the monthly payment on the loan is calculated using the maximum rate that may apply during the first five years and considers the monthly payment for simultaneous loans and mortgage obligations.

3.6.5.2       Consider and Verify.

The creditor considers and verifies the consumer’s current or expected income and assets and debt and his DTI or residual income.

•	As part of the “consider” requirement, Consultant will review the (i) creditor’s policies and procedures provided by Client, as well as any exceptions thereto, for how the creditor takes into account the underwriting factors enumerated above, and (ii) the documentation retained by creditor, such as an underwriting worksheet or a final automated underwriting system certification, showing how the creditor

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took these factors into account in its ability-to-repay determination.

•	Consider and Verify Safe Harbor. Creditor is deemed to have complied with this “verify” requirement if it complies with the verification standards in one or more of these following agency manuals:

- Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

- Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

- Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single-Family Housing Policy Handbook, issued October 24, 2019;

- Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

- Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

- Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single-Family Guaranteed Loan Program, revised March 19, 2020.

o	For purposes of compliance with verified safe harbor, a creditor must comply with only those provisions in the manuals that require creditors to verify income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support,

•	Revised versions of manuals. A creditor also complies with the verified safe harbor where it complies with revised versions of the manuals listed above provided that the two versions are “substantially similar”.

•	The Revised QM Rule permits the creditor to “mix and match” verification standards from different agency manuals. Consultant will test the creditor’s “verification” of third-party records in instances when the creditor either uses (i) its own procedures or alternatively, (ii) the verification standards of one or more of the agency handbooks listed above.

•	Note: the creditor (or client, as the case may be) must provide written policies and procedures and related documentation such as underwriter worksheets in order for Consultant to review loans under the Revised QM Rules, and in particular, with regard to the “consider” and “verify” requirements. Further, if the creditor (or client, as the case may be) intends to use the verification safe harbor, its written policies and procedures must specify the precise agency handbook(s) that it is relying on with specific references to the particular provisions addressing income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support – as well as the specific dates(s) of the agency handbook(s) issuance, publication or revision. In addition, Consultant is not responsible for determining whether revised versions of the manuals listed above are “substantially similar” for purposes of the verification safe harbor; such a determination of the sole responsibility of the creditor (or client, as the case may be).

•	Note: due to the inherent subjectivity of the foregoing “consider” and “verify” requirements, Consultant will review the creditor’s (or client’s, as the case may be) (i) policies and procedures and worksheets and (ii) methods and criteria for verification of income and assets (regardless of whether the “safe harbor” is utilized) for content only, and will not opine whether such policies and procedures, worksheets and verification methods and criteria themselves comply with applicable law, and cannot guarantee that a court, governmental regulator, rating agency or another third party diligence provider would reach the same conclusions using such work product.

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•	APOR. The APR on the loan does not exceed the threshold for the loan amount (values marked with “*” are indexed for inflation):
-	For a first-lien loan with a loan amount greater than or equal to $110,260*, 2.25% or more percentage points;
-	For a first-lien loan with a loan amount greater than or equal to $66,156* but less than $110,260*, 3.5% or more;
-	For a first lien loan with a loan amount less than $66,156*, 6.5 or more percentage points;
-	For a subordinate-lien loan with a loan amount great than or equal to $66,156*, 3.5 or more percentage points; and
-	For a subordinate-lien loan with a loan amount less than $66,156*, 6.5 or more percentage points.

Short Term ARMs. The APR used on short term ARMs of five years or less uses the maximum rate in the first five years for the entire term of the loan.

3.6.6	Agency QM/ Temporary Qualified Mortgage (TQM) covered by the GSE Patch

In addition to the Generally Applicable Factors above, all Agency QM loans must be eligible for sale to Fannie Mae or Freddie Mac. The selling guides for the agencies include:

• LTV / CLTV

• DTI – using the same calculation guidelines as QM

• Credit Score

• Reserves

• Maximum Loan Amount

• Maximum Cash Out

• Disposable Income

Agency QM with APOR/ General Qualified Mortgage (QM) testing

Meets the test for “Agency QM” and the APOR test applicable for Revised QM.

Government QM/ General Qualified Mortgage (QM) testing

A Government QM is defined as a qualified mortgage by the U.S. Department of Housing and Urban Development under 24 CFR 201.7 and 24 CFR 203.19, the U.S. Department of Veterans Affairs under 38 CFR 36.4300 and 38 CFR 36.4500, or the U.S. Department of Agriculture under 7 CFR 3555.109. The guidelines include:

• LTV / CLTV

• DTI – using the same calculation guidelines as QM

• Credit Score

• Reserves

• Maximum Loan Amount

• Maximum Cash Out

• Disposable Income

3.6.7	Safe Harbor for Revised QM Rules

For first-lien transactions, a loan receives a conclusive presumption that the consumer had the ability to repay (and hence receives the “safe harbor” presumption of QM compliance) if the APR does not exceed the APOR for a comparable transaction by 1.5 percentage points or more as of the date the interest rate is set. A first-lien loan receives a “rebuttable presumption” that the consumer had the ability to repay if the APR exceeds the APOR for a comparable transaction by 1.5 percentage points or

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more but by less than 2.25 percentage points. There are higher thresholds for loans with smaller loan amounts, for subordinate-lien transactions, and for certain manufactured housing loans—all of which will be tested by Consultant.

3.6.8	QM/ATR Reporting (Covers both Legacy and Revised QM Rules as Applicable)

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:

• QM/TQM-ATR Pass / Non-HPML [QM or TQM – Pass / HPML – No]

• QM/TQM-ATR Pass / HPML [QM or TQM – Pass / HPML – Yes]

• ATR Fail / Non-HPML [QM or TQM – Fail / HPML – No]

• ATR Fail / HPML [QM or TQM - Fail / HPML – Yes]

• NonQM / Compliant [NonQM or TQM Loan, Exempt / ATR – Compliant]

• NonQM / Noncompliant [NonQM or TQM Loan, Exempt / ATR –Noncompliant]

• Not Covered – / Exempt [QM or TQM – Exempt / ATR – Exempt]

For Revised QM Rules testing, the following results will be provided to establish Verified Safe Harbor designation:

• VSH Confirmed [Verified Safe Harbor]

• NVSH Confirmed [Not Verified Safe Harbor]

As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

3.6.9	For Legacy and Revised QM Rules

•	Current testing for Higher Priced Covered Transactions will be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Covered Transaction if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

3.6.10 Escrow Requirement

•	Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR).

3.6.11 HPML Appraisal Rule

An HPML designation also requires additional appraisal requirements. Requirements include:

•	Three-day disclosure from application of the right to a free copy
•	Written appraisal from certified or licensed appraiser
•	Interior inspection
•	Delivery of copies no later than three days prior to consummation
•	If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:

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o   The difference in the original sales price and the subsequent sales price

o   Changes in market conditions

o Property improvements

There is additional responsibility for providing copies of all documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

3.7.	TILA RESPA Integrated Disclosure Statement Of Work
3.7.1.	ELIGIBILITY

3.7.1.1.            The following criteria are used in determining whether TRID applies:

3.7.1.1.1.                  The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).

3.7.1.1.2.                  The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:

3.7.1.1.2.1.	Purchase
3.7.1.1.2.2.	Refinance (Cash Out or Rate Term)
3.7.1.1.2.3.	Construction and Construction to Permanent Financing
3.7.1.1.2.4.	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)

3.7.1.1.3.                  The Loan Purpose and Property Type does not include:

3.7.1.1.3.1.	HELOCs
3.7.1.1.3.2.	Reverse mortgages
3.7.1.1.3.3.	Dwellings that are not attached to real property

3.7.1.1.4.	Mobile homes, where the consumer does not own the land For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.

3.7.1.1.5.                  Opus CMC will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

3.7.1.1.5.1.                        Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

3.7.2.	TRID COMPLIANCE REVIEW– LOAN ESTIMATE (″LE″)
3.7.2.1.	INITIAL LE
3.7.2.1.1.	Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).

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3.7.2.2.	REVISED LEs
3.7.2.2.1.	If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
3.7.2.2.1.1.	Changed Circumstance affecting settlement charges
3.7.2.2.1.2.	Change Circumstance affecting eligibility
3.7.2.2.1.3.	Revisions requested by the consumer
3.7.2.2.1.4.	Interest rate dependent charges
3.7.2.2.1.5.	Expiration of the LE and
3.7.2.2.1.6.	Delayed settlement date on a construction loan
3.7.2.2.1.7.	Timing Requirement for LE 7 days prior to consummation
3.7.3.	DETERMINATION OF FINAL BINDING LE
3.7.3.1.	Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]

3.7.3.1.1.	Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

3.7.3.1.2.	If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
3.7.3.1.3.	Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:
3.7.3.1.3.1.	Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
3.7.3.1.3.2.	General loan information and loan terms sections completed and formatting is accurate.
3.7.3.1.3.2.1.	Verify loan term, purpose, and product descriptions follow the prescribed format.
3.7.3.1.3.2.2.	Verify all applicants applying for credit, as disclosed on the application, are listed on the LE.

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3.7.3.1.4.	“Can this amount increase after closing?” and “Does the loan have these features?” sections are completed and are accurate based on the terms disclosed on the LE.
3.7.3.1.5.	If rate is locked, were lock expiration date, time and time zone disclosed.
3.7.3.1.6.	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
3.7.3.1.7.	Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
3.7.3.1.8.	The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
3.7.3.1.9.	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
3.7.3.1.10.	It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information
3.7.3.1.11.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C
3.7.3.1.12.	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
3.7.3.1.13.	If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
3.7.3.1.14.	The Comparison section is complete.
3.7.3.1.15.	Rounding rules verified as per 1026.37(o)(4).
3.7.3.1.16.	Other Considerations Section is complete

3.7.4.	WRITTEN LIST OF PROVIDERS
3.7.4.1.	If the lender places fees in the Services You Can Shop For category, verify that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers is provided outside of three (3) days of the application date, the fees will be treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application will be noted.

3.7.5.	VARIANCE TESTS
3.7.5.1.	Utilize one (1) of the following Variance Categories in performing variance tests:
3.7.5.1.1.	Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
3.7.5.1.1.1.	Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services not required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
3.7.5.1.1.2.	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
3.7.5.1.1.3.	Transfer taxes.
3.7.5.1.1.4.	Lender Credits

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3.7.5.1.2.	10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increases by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:
3.7.5.1.2.1.	Recording fees; and
3.7.5.1.2.2.	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
3.7.5.1.2.3.	Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.

3.7.5.1.3.	No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:
3.7.5.1.3.1.	Prepaid interest;
3.7.5.1.3.2.	Property insurance premiums;
3.7.5.1.3.3.	Impounds/Escrows;
3.7.5.1.3.4.	Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third-party provider not on the lender’s Written Service Provider List; and
3.7.5.1.3.5.	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
3.7.5.1.4.	Notes of interest for “No Tolerance/Unlimited”:
3.7.5.1.4.1.	Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
3.7.5.1.4.2.	As noted above, Opus CMC will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Opus CMC will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:
3.7.5.1.4.2.1.	The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding will be added that the LE was not issued in good faith.
3.7.5.1.4.2.2.	The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.
3.7.5.1.5.	Other Variance Notes
3.7.5.1.5.1.	Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC per Comment 19(e)(4)(ii)-1.
3.7.5.1.5.2.	For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.

3.7.5.1.5.3.                        For loans with an Interim LE, the following procedures will be applied:

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3.7.5.1.5.3.1.      Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases

3.7.6.	In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.
3.7.7.	TRID COMPLIANCE REVIEW – CLOSING DISCLOSURE (″CD″)
3.7.7.1.	Opus CMC will conduct a general CD review and verify the following:
3.7.7.2.	Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
3.7.7.3.	That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
3.7.7.4.	Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines
3.7.7.5.	If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Opus CMC highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.
3.7.7.6.	If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.
3.7.7.7.	On the final CD the following checks and limitations apply:
3.7.7.7.1.	Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
3.7.7.7.2.	Closing, Transaction and Loan Information sections have been completed with accurate information.
3.7.7.7.3.	Loan terms sections are completed.
3.7.7.7.3.1.	Opus CMC will verify loan term, purpose, and product descriptions follow the prescribed format.
3.7.7.7.3.2.	Opus CMC will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

3.7.7.7.4.                  “Can this mount increase after closing?” and “Does the loan have these features?” sections are completed accurately.

3.7.7.7.5.	Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
3.7.7.7.6.	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
3.7.7.7.7.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).
3.7.7.7.8.	Calculating Cash to Close table completed accurately.
3.7.7.7.9.	Summaries of Transaction section completed accurately
3.7.7.7.10.	Loan Disclosures section complete:
3.7.7.7.10.1.	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).

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3.7.7.7.10.2.	Late Payment completed properly (terms disclosed and accurate per note).
3.7.7.7.10.3.	Escrow Amount section completed properly (only one box selected and amounts disclosed).
3.7.7.7.10.3.1.	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1-year period after consummation (1026.38)(I)(7)(i)(A)(1).

3.7.7.7.11.              Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)

3.7.7.7.12.              If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.

3.7.7.7.13.	If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
3.7.7.7.14.	Loan Calculations section complete and accurate.
3.7.7.7.14.1.	Total of Payments is accurate per 1026.38(o)(1).
3.7.7.7.14.1.1.	Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.
3.7.7.7.14.2.	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
3.7.7.7.14.3.	Total Interest Percentage (TIP) accurate with proper rounding.
3.7.7.7.15.	Other Disclosures section complete with at least one choice selected as applicable.
3.7.7.7.15.1.	Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.
3.7.7.7.16.	Contact Information section is complete with information from each party of the transaction provided as applicable.
3.7.7.7.17.	Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

3.7.8.	TRID METHOD OF RECEIPT OF LE AND CD
3.7.8.1.	Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:
3.7.8.1.1.	In Person: borrower signature date is used.
3.7.8.1.2.	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
3.7.8.1.3.	Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
3.7.8.1.4.	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
3.7.8.1.5.	Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.
3.7.8.1.6.	Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method

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than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

3.7.8.2.	*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

3.7.9.	OTHER RECOMMENDED TRID COMPLIANCE TESTS
3.7.9.1.	Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
3.7.9.2.	Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
3.7.9.3.	Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).
3.7.9.4.	Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
3.7.9.5.	Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
3.7.9.6.	Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
3.7.9.6.1.	Escrow Closing Notice; and
3.7.9.6.2.	Mortgage servicing transfer and partial payment notices.

3.7.10.	SUBSEQUENT CHANGES AFTER CONSUMMATION
3.7.10.1.	The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.
3.7.10.1.1.	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
3.7.10.1.1.1.	If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
3.7.10.1.2.	1026.19(f)(2)(iv) – Changes due to clerical errors.
3.7.10.1.2.1.	Non-numeric clerical errors, for the purpose of this scope document are any errors not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
3.7.10.1.2.1.1.	Corrections to the closing information section.
3.7.10.1.2.1.2.	Corrections to the transaction information section.
3.7.10.1.2.1.3.	Corrections to loan id # or MIC #.

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3.7.10.1.2.1.4.	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
3.7.10.1.2.1.5.	Corrections to the fee labels and/or order of fees.
3.7.10.1.2.1.6.	Corrections to the location of the fee(s).
3.7.10.1.2.1.7.	Corrections to missing cure language.
3.7.10.1.2.1.8.	Corrections to the “Did This Change” section of Calculating Cash to Close.
3.7.10.1.2.1.9.	Corrections to the Loan Disclosures section
3.7.10.1.2.1.10.	Corrections to non-numeric items in the Escrow Account section.
3.7.10.1.2.1.11.	Corrections to the Other Disclosures section.
3.7.10.1.2.1.12.	Corrections to the Contact Information section.
3.7.10.1.3.	1026.19(f)(2)(v) – Refunds related to the good faith analysis.
3.7.10.1.3.1.	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.
3.7.10.2.	A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.
3.7.10.3.	Errors on LE’s and Interim CD’s and numeric errors on final CD’s which do not have prescribed cures as per the regulation will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

3.7
3.8	Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

3.8.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):
3.8.1.1	Confirm the presence of the Servicing Transfer Disclosure form in file
3.8.1.2	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
3.8.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
3.8.2.1	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
3.8.2.2	Confirm the Home Loan Tool Kit is provided within three general business days of application
3.8.3	Affiliated Business Disclosure
3.8.3.1	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
3.8.3.2	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
3.8.3.3	Confirm the Affiliated Business Disclosure is executed.
3.8.4	Initial Escrow Disclosure Statement
3.8.4.1	Confirm the presence of the Initial Escrow Disclosure Statement in file
3.8.4.2	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

3.9	National Flood Insurance Program (NFIP)

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Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

3.10	Homeowner’s Flood Affordability Act (HFIAA)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

3.10.1	Frequency – Payable with same frequency as payments designated for the loans
3.10.2	Exceptions
3.10.2.1	Loan is an extension of credit primarily for business, commercial or agricultural purposes
3.10.2.2	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
3.10.2.3	Flood Insurance coverage for the residential real estate is provided by a policy that
3.10.2.3.1	Meets requirements provided by a condominium association, cooperative or other applicable group and
3.10.2.3.2	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

3.11	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

3.12	Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of

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limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

4.	High Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

4.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
4.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
4.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
4.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
4.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
4.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
4.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
4.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
4.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
4.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
4.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
4.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
4.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
4.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

4.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
4.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
4.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
4.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
4.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
4.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
4.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
4.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
4.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
4.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
4.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
4.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
4.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

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4.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
4.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
4.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
4.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
4.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
4.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
4.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
4.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
4.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
4.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
4.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
4.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
4.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
4.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
4.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
4.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
4.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
4.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
4.47	Texas Constitution, Section 50(a)(6), Article XVI
4.48	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
4.49	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
4.50	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
4.51	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
4.52	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
4.53	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
4.54	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
4.55	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
4.56	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

5.	Misrepresentation and Third-Party Product Review

Validate that fraud reports and independent third-party property valuations reports are in the file. The review will consist of the following:

5.1	Misrepresentation Review

Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

5.1.1	Signatures

Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.

5.1.2	Alerts

Assess credit report alerts for accuracy and potential issues.

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5.1.3	Social Security Numbers

Compare SSN(s) across all file documents.

5.1.4	Document Integrity

Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.

5.1.5	Data Consistency

Review the documents contained in the loan file for consistency of data.

5.1.6	Third Party Fraud Tools

To the extent a third-party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

5.2	Independent Third-Party Values

Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products.

5.2.1	For loans seasoned less than 12 months a retroactive desk review will generally be ordered. If the retroactive desk review supports the origination appraised value within a 10% variance no additional products will be required. If the retroactive desk review does not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal will be required. If the loan is seasoned more than 12 months generally a BPO can be ordered. The seasoning and products can be adjusted to meet specific rating agency requirements.
5.2.2	Consultant will also perform the following steps
5.2.2.1	Based on review of the original appraisal
5.2.2.1.1	Property is complete
5.2.2.1.2	Value is based on as-is condition
5.2.2.1.3	Property is described as average or better condition
5.2.2.1.4	No apparent appraiser independence violation statements
5.2.2.1.5	Appraisal addresses any adverse comments
5.2.2.2	Appraisal is completed on appropriate GSE Form
5.2.2.2.1	Appraisal contains required attachments
5.2.2.3	Appraiser was appropriately licensed at the time the appraisal was signed
5.2.3	If the valuation vendor does not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
5.2.4	Value Review Disclaimer
5.2.4.1	The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
5.2.4.2	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
5.2.4.3	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
5.2.4.4	Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
5.3	Payment History and Servicing Comments

If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for (i) 36 months, or (ii) the time period required by the rating agencies. The Consultant will review the provided payment histories and comments to determine the following:

5.3.1	– Timely payment posting
5.3.2	– Request for modification
5.3.3	– Property condition issues

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5.3.4	– Change in occupancy
5.3.5	– Change in ability to pay
5.3.6	– Other items impacting the enforcement of the lien
5.4	Title Reports
5.4.1	If the loan is season over 24 months Consultant will facilitate the ordering of title reports. Consultant and client agree the vendor providing the title reports will be responsible for issuing a separate 15E.
5.4.2	Consultant is not responsible for the accuracy of the title reports, nor makes any representations or warranties with respect to any of the information contained in the title reports.
5.5	Updated FICO Scores

If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required

5.6	Properties in FEMA declared disaster zones.

If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure

5.6.1	No apparent damage to the property
5.6.2	Property appears to be occupied
5.6.3	To the extent the property is located in an active FEMA zone and no inspection was located in the provided file, Consultant will order an inspection.
6.	Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance. Consultant and Client can mutually agree to change the listed fields a review by review basis.

6.1	Appraised Value
6.2	CLTV
6.3	DTI
6.4	FICO
6.5	Interest Only
6.6	Interest Rate
6.7	Loan Term
6.8	Loan Purpose
6.9	LTV
6.10	Occupancy
6.11	Original Balance
6.12	Property Address
6.13	Property City
6.14	Property State
6.15	Property Type
6.16	Sales Price
6.17	Second Mortgage Lien Amount

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6.18	Self Employed
6.19	Units
6.20	Zip Code
6.21	Loan Type
6.22	QM Status

7.	Fitch Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Fitch in their current industry publications as updated from time to time.

8.	Moody’s Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Moody’s in their current industry publications as updated from time to time.

9.       Kroll Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Kroll in their current industry publications as updated from time to time.

10.	Standard & Poor’s Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Standard & Poor’s in their current industry publications and updated from time to time.

11.	DBRS Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by DBRS in their current industry publications and updated from time to time.

12.	Opus Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The following grading is not intended for securitization reviews and Opus will not issue a Rating Agency Narrative, Reliance or Form ABS Due Diligence 15E if Client elects to utilize the following grading criteria. The methodology for the application of grading is defined by Opus and updated from time to time shall be determined as follows:

12.1	Opus Credit Grades
12.1.1	Opus Level 1 Credit Grade Definition

Loan was originated in accordance with the mortgage loan originator underwriting guidelines without exception.

12.1.2	Opus Level 2 Credit Grade Definition

Loan was originated in substantial compliance with the originator's underwriting guidelines and there are sufficient compensating factors for any exceptions.

12.1.3	Opus Level 3 Credit Grade Definition

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Loan was not originated in substantial compliance with the originator's underwriting guidelines and there are insufficient compensating factors for the exceptions or is missing material documentation.

12.2	Opus Property Grades
12.2.1	Opus Level 1 Property Grade Definition

Property value appears to be within 10% of original appraised amount and there are no material deficiencies in the appraisal process.

12.2.2	Opus Level 2 Property Grade Definition

Property value appears to be within 10% of original appraised amount, but minor issues in the appraisal process were identified.

12.2.3	Opus Level 3 Property Grade Definition

Property value does not appear to fall within 10% of the original appraised value and/or material deficiencies exist with respect to the appraisal process or the file is missing material documentation.

12.3	Opus Compliance Grades
12.3.1	Opus Level 1 Compliance Grade Definition

Loan complies with all applicable laws and regulations reviewed under the applicable scope of work.

12.3.2	Opus Level 2 Compliance Grade Definition

There are minor issues regarding legal and/or regulatory compliance but such issues do not represent risks to the enforceability of the borrower's obligation under the loan documents and will not result in assignee liability to the investor.

12.3.3	Opus Level 3 Compliance Grade Definition

Loan is not in compliance with laws and regulations reviewed under the applicable scope of work or the loan is missing material documentation.

13.       Section 13.1 is hereby inserted into Exhibit A to the SOW as follows:

13.1       Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the_ mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

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14.        Section 14.1 is hereby inserted into Exhibit A to the SOW as follows:

14.1       Seasoning and Certain Compliance Exceptions

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan, Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

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Pool Details

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Tape Discrepancies

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Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

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Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C	Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A	First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.
B	First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability
C	Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines
D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated April 18, 2022.

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Loans Reviewed (393)

Loan Numbers	Loan Numbers	Loan Numbers	Loan Numbers
302933153	302767213	303066533	303291135
302932270	302886890	303181226	303304911
302932264	302774596	303121081	303306863
302932261	302784483	303075903	303121068
303105110	302784479	303092323	303112601
303105106	302784722	303102244	303192607
303105102	302794517	303044243	303312773
303102257	302858369	303212021	303229526
303105093	302816250	303025806	303237339
303121088	302821980	303192626	303226727
303102249	302836864	303065720	303244424
303044246	302880238	303075888	303291122
302850877	302866190	303085529	303232084
302869747	302869746	303085528	303247837
302937119	302747568	303092312	303246299
302902803	302767166	303143071	303237329
302928532	302774583	303092310	303246298
303044245	302777967	303092308	303250827
302938617	302780230	303214821	303312772
302937183	302866188	303105086	303257420
302938616	302833185	303134042	303257418
302937177	303076730	303140862	303306850
302938613	303076721	303143058	303259522
302938611	303076712	303143046	303312770
302938606	303076693	303196995	303304898
303132318	303007380	303196993	303296382
302958802	302893140	302937047	303304896
303075901	302886981	303140861	303296380
302964171	302907203	302979352	303312763
303061045	302837350	303188936	303296426
302979381	302925888	303206969	303342048
302981406	302893137	303057216	303324132
302981315	302880225	303085520	303324119
303037405	302889948	303143042	303324107
303010427	302937116	303214810	303337688
303016831	303065518	303112599	303342045
303016826	302955596	303106651	303342044
303089607	302958801	303205607	303370907
303181221	303450095	303218222	303365315
303040188	302964172	303143033	303365313

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303037400	302979363	303140850	303388417
303079054	302981325	303196982	303386248
303039609	302981324	303214807	303342038
303079053	302984120	303102268	303140868
303105088	303016829	303296463	303271797
303065708	303037399	303296723	303205623
303075886	302936926	303200498	303229536
303079046	302937079	303296712	303179985
303085539	302967256	303296708	303339625
303089604	302922266	303296705	303221697
303181216	302981313	303296687	303271796
303110238	302937011	303296446	303342037
303143066	303037086	303296672	303339624
302979359	302981309	303296670	303066529
302937169	302953929	303296655	303181219
302933132	303088941	303296654	303232108
302936912	303030184	303296643	303232107
302937030	302829347	303324160	303224524
302937022	302829335	303296642	303109761
302937017	302858373	303296640	303232105
302960844	302922302	303296432	303102241
302937013	302902787	303296631	303271794
302937012	302933147	303296612	303192625
302945851	302886891	303296596	303143048
302945843	302708837	303296595	303180644
302953741	302757086	303296591	303188939
303101037	302757038	303324158	303200492
302979375	302758888	303296589	303200487
302953937	302833198	303296587	303200484
302955590	302850866	303296574	303247856
302955583	302898202	303296572	303206972
302979356	302860852	303296418	303221691
302986650	302889953	303324153	303229532
303025693	302896008	303296546	303221680
303044226	302936935	303296542	303306876
303061029	302948691	303296536	303306875
303040172	302932257	303296523	303291147
303061023	302866187	303296519	303291143
303047272	302837341	303296514	303291142
303065697	302866186	303296513	303291132
303050540	302856076	303224527	303296491
303132308	302932248	303224526	303342036
303065694	302889977	303184168	303304914
303079034	302937071	303205618	303325845
303079031	302928526	303200493	303306859
303092291	302932244	303291160	303310313

JPMMT 2022-5

303102234	302932239	303200483	303312780
302771746	302937053	303291157	303325843
302720927	302937052	303329305	303327439
302767221	302903873	303224516	303327438
302805739	302902796	303304921	303325900
302700704	302902792	303224510	303337679
302751283	302932236	303226742	303342028
302676906	303102272	303291154	303342026
302703366	303179999	303237344	303342023
302757054	303179995	303250835	303359225
	303106694	303296400	303388414
	303200499	303291139	303398097
	303188949	303291136	303342013

If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com

JPMMT 2022-5